SANDOZ FAMILY FOUNDATION
Power of Attorney
SEC Form ID and Section 16(a) Reports

      Sandoz Family Foundation ("Principal"), by and thru its duly elected officer Dr. Karlheinz RITTER, Trustee of Principal does hereby appoint Olivier Verrey, Trustee of Principal, as its true and lawful attorney, to execute in its name, place and stead, SEC Form ID and any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorney shall have full power and authority to do and perform, in the name and on behalf of the Principal, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by Via Net.Works, Inc. unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the 3rd day of October, 2005.
      SANDOZ FAMILY FOUNDATION

                                              By:     /s/Dr. Karlheinz Ritter
                                                Name:    Dr. Karlheinz Ritter
                                                Title:      Trustee
BROAD BMEDIA INVESTMENTS AG
Power of Attorney
SEC Form ID and Section 16(a) Reports

      Broad BMedia Investments AG ("Principal"), by and thru its duly elected director Olivier Verrey, director of Principal does hereby appoint Gabriele Pretre, director of Principal, as its true and lawful attorney, to execute in its name, place and stead, SEC Form ID and any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto, and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges and authorities as may be necessary or appropriate.  Said attorney shall have full power and authority to do and perform, in the name and on behalf of the Principal, in any and all capacities, each and every act requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by Via Net.Works, Inc. unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
      IN TESTIMONY WHEREOF, the undersigned has executed this instrument as of the 3rd day of October, 2005.
      BROAD BMEDIA INVESTMENTS AG

                                              By:__/s/ Olivier Verrey
                                                Name: Olivier Verrey
                                                Title:   Director
9043491 05034072

9043491 05034072